   As filed with the Securities and Exchange Commission on September 28, 1999
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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          OCWEN ASSET INVESTMENT CORP.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

                               IMPORTANT REMINDER

                       TIME IS SHORT. PLEASE VOTE TODAY!



                                                              September 28, 1999

Dear Shareholder:

         We have previously mailed to you proxy materials relating to the Special Meeting of Shareholders of Ocwen Asset Investment Corp. to be held on Thursday, October 7, 1999. YOUR PARTICIPATION IN THIS VOTE IS IMPORTANT.

         According to our latest records, we have not received your proxy card for this meeting. Please vote today to avoid unnecessary solicitation costs to the company.

          IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER WHO HAS PROVIDED YOU WITH THE OPTION OF VOTING VIA TELEPHONE OR THE INTERNET, PLEASE UTILIZE ONE OF THESE SERVICES AS A PROMPT WAY OF SUBMITTING YOUR VOTE IMMEDIATELY. PLEASE REFER TO THE VOTING FORM YOU RECEIVED FOR THE APPROPRIATE TELEPHONE NUMBER OR WEBSITE INFORMATION AND HAVE YOUR CONTROL NUMBER READY WHEN USING THESE OPTIONS.

         Alternatively, please take a moment to sign, date and mail the enclosed duplicate proxy card promptly in the return envelope provided for your convenience.

         For the reasons set forth in the Joint Proxy Statement/Prospectus dated August 27, 1999, the Board of Directors of OAC unanimously recommends that you vote "FOR" approval of the Plan of Merger and the Merger Agreement.

         Thank you for your cooperation and continued support.

                                         Sincerely,

                                         /s/ William C. Erbey

                                         William C. Erbey
                                         CHAIRMAN AND CHIEF EXECUTIVE
                                         OFFICER